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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                November 6, 2000
                        (Date of earliest event reported)

                               KINDER MORGAN, INC.
             (Exact name of registrant as specified in its charter)



               KANSAS                                   1-6446                              48-0290000
    (State or other jurisdiction                      (Commission                        (I.R.S. Employer
          of incorporation)                          File Number)                       Identification No.)



                            1301 McKinney, Suite 3400
                              Houston, Texas 77010
          (Address of principal executive offices, including zip code)


                                  713-844-9500
              (Registrant's telephone number, including area code)


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 ITEM 9. REGULATION FD DISCLOSURE.

         In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         On November 6, 2000, Kinder Morgan, Inc. (the "Company"), a subsidiary of which serves as general partner of Kinder Morgan Energy Partners, L. P. (the "Partnership"), and the Partnership intend to make a presentation to a group of analysts and others to address various strategic and financial issues relating to the business plans and objectives of the Company and the Partnership.

         A copy of the visual portion of the materials to be presented and discussed at the meeting is being furnished as Exhibit 99.1 to this report.
Exhibit 99.1 is incorporated by reference into this item 9.

         The Company and the Partnership maintain a web site at www.kindermorgan.com, on which the Company and the Partnership have posted the materials furnished pursuant to this item 9. Interested parties may wish to review the materials in the form in which they appear on such web site, since the material includes charts, graphs and maps which may be more easily reviewed in that format, than in the format in which they are attached as part of this report.

         The Company and the Partnership intend to update the information furnished pursuant to this report from time to time as circumstances require. These updates will be furnished with the Securities and Exchange Commission under item 9 and posted on the referenced web site substantially contemporaneously. Interested parties will be able to review the referenced web site or the files of the Securities and Exchange Commission located at www.sec.gov to determine if the information furnished pursuant to this report has been updated.

         Regulation FD is new, and the Company and the Partnership are still developing their respective policies and procedures to comply with this regulation. The Company and the Partnership may change their respective approach at any time. In the event of a change in approach, such change will be furnished under item 9 of a Form 8-K and posted on the Company's web site substantially contemporaneously.




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 ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  The following material is furnished pursuant to item 9 as an exhibit to this Current Report on Form 8-K.

         Exhibit
         Number     Description
         ------     -----------

         99.1 Presentation materials for use at meeting with analysts and others on November 6, 2000




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      KINDER MORGAN, INC.



         Dated: November 6, 2000      By:   /s/        JOSEPH LISTENGART
                                         ---------------------------------------
                                              Joseph Listengart
                                              Vice President and General Counsel



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                                  EXHIBIT INDEX

         Exhibit
         Number         Description
         ------         -----------

         99.1 Presentation materials for use at meeting with analysts and others on November 6, 2000